UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

SEMINIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26519 (Commission File Number)	36-0769130 (IRS Employer Identification No.)

2700 Camino del Sol, Oxnard, California (Address of principal executive offices)		93030-7967 (Zip Code)

Registrant’s telephone number, including area code: (805) 642-1572

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of operations and financial Condition
SIGNATURE
EX-99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit 99.1 Press release dated July 28, 2003, issued by Seminis, Inc., announcing the preliminary results of third quarter of fiscal year 2003.

Item 12. Results of Operations and Financial Condition

     On July 28, 2003, the Company issued a press release reporting its preliminary unaudited results for the quarter ended June 27, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMINIS, INC.

Date: July 31, 2003	By: /s/ Gaspar Alvarez Martinez Name: Gaspar Alvarez Martinez Title: Vice President and Worldwide Corporate Comptroller